UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2008

Smithtown Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New York	000-13314	11-2695037
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Motor Parkway, Suite 160, Hauppauge, New York 11788
(Address of principal executive offices)

Registrant's telephone number, including area code 631-360-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SMITHTOWN BANCORP, INC.
INDEX

Item 5.02	Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Effective December 31, 2008, Bank of Smithtown (the “Bank”), a wholly owned subsidiary of Smithtown Bancorp, Inc. (the “Company”) entered into revised Executive Incentive Retirement Agreements and Director Incentive Retirement Agreements with certain executive officers and directors to incorporate changes necessary to ensure compliance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “IRC”).  In accordance with IRC Section 409A, the revised agreements only affect amounts deferred and/or vested after December 31, 2004 under the Bank’s prior agreements, which were originally executed in 1999  The prior agreements remain in effect with respect to amounts deferred and vested prior to January 1, 2005.

The revised Executive Incentive Retirement Agreements relate to the following executive officers of the Bank: Bradley E. Rock, Anita Florek, Robert J. Anrig, Thomas J. Stevens and John Romano.  The revised Director Incentive Retirement Agreements relate to the following Directors of the Bank:  Bradley E. Rock, Patrick Given, Robert Scherdel, Manny Schwartz, Barry Seigerman, Patricia Delaney and Joseph Winters,

In addition, to incorporate changes necessary to comply with IRC Section 409A, effective December 31, 2008, the Bank entered into (i) an amended and restated Supplemental Executive Retirement Agreement with Chief Executive Officer Bradley E. Rock,  (ii) an amended and restated Directors’ Deferred Fee Plan for all of the current directors of the Bank and (iii) and an amended and restated Executive Deferred Compensation Plan.

The revised and/or amended and restated programs reflect the addition of language related to the timing of deferral elections (the Director Deferred Fee Plan and the Executive Deferred Compensation Plan), the form and timing of distributions under the agreements (all programs) and the ability to modify prior distribution elections (all programs).  None of the modifications affect the amount of compensation that an executive officer or director is entitled to be paid under the programs.

The foregoing description of the revised and/or amended and restated programs are qualified in their entirety by reference to the Bank of Smithtown Executive Incentive Retirement Agreement, the Bank of Smithtown Executive Deferred Compensation Plan, the Bank of Smithtown Supplemental Executive Retirement Agreement, the Bank of Smithtown Director Incentive Retirement Agreement and the Bank of Smithtown Directors’ Deferred Fee Plan attached hereto as Exhibits 1-5, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibits No.	Description

99.1	Bank of Smithtown Executive Deferred Compensation Plan

99.2	Bank of Smithtown Executive Incentive Retirement Agreement

99.3	Bank of Smithtown Supplemental Executive Retirement Agreement

99.4	Bank of Smithtown Directors’ Deferred Fee Plan

99.5	Bank of Smithtown Director Incentive Retirement Agreement

2

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: January 7, 2009	Smithtown Bancorp, Inc.

	By:	/s/ Bradley E. Rock
	Name:	Bradley E. Rock
	Title:	Chairman of the Board,
President and Chief Executive Officer

3

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: January 7, 2009	Smithtown Bancorp, Inc.

By:
	Name:	Bradley E. Rock
	Title:	Chairman of the Board,
President and Chief Executive Officer

4